Exhibit 99.1

One World. One KEMET Deutsche Bank Leverage Finance Conference October 1, 2013 Presenter: William Lowe – Executive Vice President & Chief Financial Officer

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) the inability to attract, train and retain effective employees and management; (xi) the inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) the need to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

MARKET OVERVIEW

Product Overview Solid Capacitor Business Group Tantalum & Ceramic Product Lines Film & Electrolytic Business Group Market Segment / Selected Application Detail Computer – Microprocessor Decoupling Telecommunications – Transceiver Cards Mobile Phones – Audio & Battery Backup Gaming – Processor Decoupling LCD TV – Video Converter Automotive – Engine Control/Safety Military/Aerospace – Avionics/Comm. Industrial – Motor Start & Drives Automotive – HID Lighting/Engine Ctrl Renewable Energy – Power Inverters Industrial – Power Factor Correction Consumer/Industrial – Power Supplies Products

Sales 1Q FY14 Segment Q1 FY 14 Channel Q1 FY14 Region Q1FY 14 Asia Americas EMEA DEM Dist EMS Computer Consumer Ind/Light Automotive Def/Med 11% 18% 15% 9% 25% 22%16% 46% 38% 36% 29% 35%

Global Capacitor Market Data Source: World Cap & KEMET $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 $20,000 $15,000 $10,000 $5,000 $0 FY09 FY10 FY11 FY12 FY13 FY14 FY15 *Components only Millions Millions

Laptop Shipments (units) million units Data Sources: MIC,IDC & Statista. million units 250 200 150 100 50 - 2009 2010 2011 2012 2013 2014 2015 2016 2017 -10% -5% 0% 5% 10% 15% 20% 25% 153 182 195 202 187 193 199 204 210 Laptop Shipments Laptop Shipment Growth

Strategy Driving Financial Performance -Vertical Integration -F&E Restructuring -Growth Opportunities -Private Label Partnership-NEC TOKIN

Execution: Changing the Game Improving Margins by Increasing Opportunities Focus on selling higher-margin specialized component solutions Expand global product portfolio through NT PLP Project Vertical Integration ensures supply and decreases material costs Senior Management changes Continue moving production to low-cost regions Decrease number of manufacturing sites Leaning out processes and improving yields

Senior Leadership Team

Electronic Components
KEMET
CHARGED.

- **Per Loof** – Chief Executive Officer
  - **Chuck Meeks** – Executive VP – Solid Capacitor Business Group
    - **John Powers** – VP – Ceramic Business Group
  - **Bob Willoughby** – VP – Film & Electrolytic Business Group
  - **Susan Barkal** – VP – Quality & Chief Compliance Officer
  - **Rob Argüelles** – Executive VP & President - KEMET Asia
    - **Brian Burch** – VP & Chief Information Officer
  - **John Drabik** – Senior VP – Global Sales
    - **Claudio Lollini** – VP – Sales, Asia/Pacific
    - **Monica Highfill** – VP – Sales, Americas
    - **Andreas Meier** – VP – Sales, EMEA
  - **Bill Lowe** – Executive VP & Chief Financial Officer
    - **Jamie Assaf** – VP & General Counsel
  - **Phil Lessner** – Senior VP, Chief Technology & Marketing Officer
    - **Johnny Boan** – VP – Marketing
  - **Richard Vosburgh** – Senior VP & Chief Human Resources Officer

Tantalum Supply Chain Vertical Integration K-Salt Ta Powder Ta Capacitor Electronic Devices Ta Ore

Projected Inventories- FY 2014 ($ millions) (turns) 225 200 175 150 125 100 75 50 25 0 148.7 68.8 67.3 148.6 67.3 141.9 58.2 137.2 Q1 Q2 Q3 Q4 2.5 3.0 3.5 4.0 4.5 Solid Capacitors WIP inventory write off Film & Electrolytics Turns

Raw Material Cost Savings-Vertical Integration $8.0 $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Actual Forecast

Film & Electrolytic Restructuring Campaign

Product Capabilities Main uses of Film & Electrolytic capacitors: Motors Drives Power Supplies Voltage Conversion Circuits Power Meters Voltage / Pulse Suppression Power Factor Correction Film capacitors have a unique self-healing characteristic which prevents them from failing in a catastrophic way when the materials, process, and design are properly engineered. This provides opportunity for many safety applications where a fail-safe mechanism is required. In addition, packages can be engineered to provide a fail safe solution. These capabilities are needed now and will continue to be needed in the future.

 One of our strengths is our ability to design products to meet unique customer requirements for use in the following markets: Automotive Industrial Drives/Motors Wind Power Solar Power Medical Devices Lighting Electrical Distribution and Measurement As we restructure our manufacturing operations, we are keeping our R&D centers close to our customers to maintain this competitive advantage. Design Capabilities

Manufacturing Optimization The two key initiatives for FY14 restructuring are: Creation of lower labor cost plants to support Europe and America: Skopje, Macedonia for Film Capacitors Evora, Portugal for Electrolytic capacitors Consolidate three Italy Film plants into a single plant: Monghidoro, Italy operation for Film capacitor has ceased *Vergato, Italy will be moved into Pontecchio, Italy facility in early FY15 *Sasso Marconi, Italy will move into Pontecchio, Italy facility in FY14 Maintain Asian plants to support all areas: Anting, China and Batam, Indonesia for Film Capacitors Suzhou, China for Electrolytic Capacitors *Pontecchio has been completed and the facility is now available for equipment moves to begin this fall.

Pontecchio Update Construction complete September 14 Exterior landscaping remaining Completion of tri-generation system (energy efficiency system) installed in FY15 Acceptance testing and final permitting Compliance documents, structural testing, certifications, etc. Completion of work permit from city of Sasso Marconi Building transferred to KEMET Transfer of all Italy operations to be complete by end of 2Q CY2014 Vergato Metalization (Oct-Dec 2013) Sasso Film Production (Oct 2013 – Mar 2014) Vergato Film Production (Feb – May 2014) Support Functions and Admin (starting already in CY2013)

Macedonia Plant

Pontecchio Plant

NEC TOKIN

INVESTMENT IN NEC TOKIN KEMET announced on March 12, 2012 that it entered into an agreement to acquire a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) and received two call options that, if exercised, will result in the acquisition of 100% of NEC TOKIN NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices Transaction closed on February 1, 2013

INVESTMENT IN NEC TOKIN (cont.) Step 1 Completed (Signed) Step 2 (KEMET option) Step 3 (KEMET option) Date February 01, 2013(1) Expires August 2014 Expires May 2018 Seller NEC TOKIN NEC TOKIN NEC Consideration $50mm $50mm Greater of 6x TTM EBITDA (2) or $250mm (3) Economic interest 34% 49% 100% Voting interest 51% 51% 100% Board representative KEMET-4; NEC-3 KEMET-4; NEC-3 NM KEMET accounting Equity Equity Consolidated (1) Closing Date: Feb 1, 2013 (2) (3) Step 3 consideration will, among other adjustments, be reduced by consideration previously paid in steps 1 and 2 and that NEC debt obligation will be cancelled / forgiven. Expected amount of balance due under NEC’s loan to NT. In the event that KEMET does not exercise both call options, and NEC instead exercises its put option, requiring KEMET to acquire all outstanding shares of NT, this loan will remain outstanding with NT, with a bullet maturity of May 31, 2018, and the cash component of the purchase price will be reduced by the amount of the assumed debt.

NEC-TOKIN – Major Technologies (excluding capacitors) EMC devices (electromagnetic compatibility) Products that transform, isolate, protect or filter signals EMD (electromechanical devices) Products that act as a low power switch to activate a circuit or device such as a motor Access control devices Products that control or protect personal, physical or signal access Piezoelectric devices Products that transform electric energy into mechanical energy (or the reverse)

NEC - TOKIN Manufacturing Locations Sendai Shiroishi Toyama Japan Outside Japan Xiamen, China Dong Nai, Vietnam Calamba, Phillipines Chachoengsao, Thailand

NEC/Tokin Summarized Financial Information (in thousands) June 30, 2013 Cash on hand and in banks 69,388 $ Other current assets 139,797 Noncurrent assets 391,632 Current liabilities 106,023 Noncurrent liabilities 398,739

GROWTH OPPORTUNITIES

Private Label Partnership & Cross Licensing

Electronic Components KEMET CHARGED.

- Expand markets and product offerings for both KEMET and NEC TOKIN
- Partnership between two of the world's premier tantalum manufacturers will achieve true scale in operations to manage raw materials sourcing as well as maximizing efficiencies and best practices in manufacturing and product development (already in progress)
- Creates significant cross-selling opportunities for TaMnO2, Ta Poly, film capacitors, high value Aluminum Electrolytic capacitors and solutions capabilities (i.e., coils, relays, and piezo devices)
- Complementary geographic reach – strong KEMET presence in western hemisphere and excellent NEC - TOKIN position in Japan and Asia
- Benefits from international management team sensitive to region-specific business needs and combined R&D capabilities and university relationships
- Enjoy flexibility to pursue growth initiatives
  - Continued R&D investment in both Japan and the U.S.
  - Enables KEMET to diversify beyond capacitors in the passives market

FINANCIAL METRICS

Sales by Region (in millions)

Balance Sheet

Electronic Components KEMET CHARGED.

($ in millions)

Assets	6/30/2013
Cash, restricted cash and cash equivalents	$ 69.0
Accounts receivable, net	101.3
Inventories, net	217.5
Prepaid expenses & other current assets	43.6
Property, plant and equipment, net	309.9
Investment in joint venture	48.7
Goodwill and intangible assets, net	73.9
Other assets	17.3
Total assets	$ 881.2

Liabilities & stockholders' equity	6/30/2013
Current portion of long-term debt	$ 7.6
Accounts payable	89.9
Accrued expenses and other payables	85.4
Long-term debt	375.6
Other non-current obligations	69.6
Deferred income taxes	8.7
Total liabilities	636.8
Total stockholders' equity	244.4
Total liabilities and stockholders'equity	$ 881.2

Metrics	
DSO (1)	46
Inventory turns (2)	3.4
DPO (3)	44
Working capital as a % of sales (4)	28.2%
Total debt/LTM Adjusted EBITDA (5)	7.2

Debt Maturity Profile(6)



$400
$200
$0
$50
$355
2013
2014
2015
2016
2017
2018
Revolver
10.5% Senior Notes

Notes:

(1) Days sales outstanding defined as latest period accounts receivable, net balance divided by annualized latest quarter sales times 365.

(2) Inventory turns defined as annualized latest quarter cost of sales divided by latest period inventory balance.

(3) Days payable outstanding defined as latest period accounts payable balance divided by annualized latest quarter cost of sales times 365.

(4) Defined as accounts receivable, net + inventories, net – accounts payable, divided by annualized latest quarter sales.

(5) LTM Adjusted EBITDA of $52.9 million calculated for the twelve months ended June 30, 2013. Total debt equals face value of total debt of $380.5 million.

(6) $50.0 million revolving credit facility represented by dotted line since it is currently undrawn. $355 million represents face value of 10.5% senior notes. Graph excludes $24M advance payment from OEM and $1.8 million of other debt.

Summary KEMET has executed on a number of initiatives to adjust to lower revenue levels precipitated by weaker global economic activity including: Vertical integration of Tantalum raw material continues; benefits building to $8 million per quarter by Q2 FY15. F&E restructuring will drive lower break-even point each quarter during FY2014 and beyond. NEC Private Label Partnership to add value toward the end of FY2014, growing in FY15. Inventory levels declining to approximately $195 million by March 31, generating $22 million of cash returned to the bank. Sufficient liquidity for near-to-medium term expected cash needs including debt service. Expect cash to begin to build during fourth fiscal quarter March 31.

Summary – NEAR TERM Positive Book to Bill Book-to-bill ratio as of September 25, 2013 on quarter-to-date basis: Americas 1.21 Europe 1.10 Asia 1.01 Distribution 1.13 EMS 1.00 OEM 1.12 Solid Capacitors 1.12 F&E 1.05

Summary – NEAR TERM Cash balance at September 30 expected to be in the range of $72-75 million including revolver draw. Near term cash need (November) is $18 million in bond interest which is expected to be offset with working capital decline and increased EBITDA (cash flow) from operations. Revolver draw of $21 million Revenue up in the range of 1.0-3.0% for the quarter ending September 30, 2013. Solid Capacitor Group margins up slightly (approximately 100 basis points September over June). Growing additional 250 basis points in December quarter. F&E operating profit improvement between $3.0 - $3.5 million September over June quarter. Additional improvement expected in December quarter. Inventories expected to be on target at an estimated $215-$217 million at September 30. . Inventory target for December is $205-$208 million. On path to $195 million at March 31, 2014.

One world. One KEMET.

Adjusted EBITDA Reconciliation ($ in thousands) Twelve Months Ended June 30, 2013 Net loss (99,568) $ Income tax expense (benefit) 3,127 Interest expense, net 40,636 Depreciation and amortization expense 47,634 EBITDA (8,171) Excluding the following items (Non-GAAP) Restructuring charges 22,065 Write down of long lived assets 7,582 ERP integration costs 7,036 Plant start-up costs 5,894 Acquisition related fees 5,346 Equity loss from NEC TOKIN 4,631 Stock-based compensation expense 4,303 Inventory wite down 3,886 Long-term receivable write down 1,444 Goodwill impairment 1,092 Loss on benefit plans 266 Gain on sales and disposals of assets (86) Net foreign exchange gain (2,394) Adjusted EBITDA 52,894 $